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AMENDMENT No. 1 TO THE EMPLOYMENT AGREEMENT OF FRANCIS COURREGES
                            AS OF SEPTEMBER 27, 1996
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This amendment supersedes as of July 1st, 1996 "Article 12-Termination of employment agreement" of the employment agreement signed on June 28, 1993.

New Article 12

"In case of termination or suspension of the present employment agreement, whatever the reason (resignation, dismissal, retirement, sickness leave), you agree to give back to the Company, as soon as you cease to work, any documents, reports, drawings, plans, lists, credit cards and correspondence as well as any equipment or products and cars belonging to the Company.

In case of termination of this employment agreement, the notice period shall be extended to one year, except due to force majeure or professional misconduct.

We thank you for returning copy of this amendment dated, initialed and signed after having handwritten "Read, approved and agreed" .


The Company,                                                  Francis Courreges
By : /s/ Jean-Luc Grand-Clement                      By : /s/ Francis Courreges
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Jean-Luc Grand-Clement,
Chief executive Officer